RIDER NO. 1

JOINT INSURED LIST

To be attached to and form part of Bond No. 234-63-40 - 01

In favor of Nationwide Mutual Funds/Nationwide Variable
Insurance Trust

It is agreed that:

1. At the request of the Insured, the Underwriter adds to the list of Insured under the attached bond the following:

NATIONWIDE MUTUAL FUNDS consisting of:
Nationwide Bond Fund
Nationwide Bond Index Fund
Nationwide Enhanced Income Fund
Nationwide Fund
Nationwide Government Bond Fund
Nationwide Growth Fund
Nationwide International Index Fund
Nationwide International Value Fund
Nationwide Investor Destinations Aggressive Fund
Nationwide Investor Destinations Conservative Fund
Nationwide Investor Destinations Moderate Fund
Nationwide Investor Destinations Moderately Aggressive Fund
Nationwide Investor Destinations Moderately Conservative Fund
Nationwide Large Cap Value Fund
Nationwide Mid Cap Market Index Fund
Nationwide U.S. Small Cap Value Fund
Nationwide Money Market Fund
Nationwide S&P 500 Index Fund
Nationwide Short Duration Bond Fund
Nationwide Small Cap Index Fund
Nationwide Value Fund
Nationwide Destination 2010 Fund
Nationwide Destination 2015 Fund
Nationwide Destination 2020 Fund
Nationwide Destination 2025 Fund
Nationwide Destination 2030 Fund
Nationwide Destination 2035 Fund
Nationwide Destination 2040 Fund
Nationwide Destination 2045 Fund
Nationwide Destination 2050 Fund
Nationwide Retirement Income Fund


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NATIONWIDE VARIABLE INSURANCE TRUST consisting of:
Alliancebernstein NVIT Global Fixed Income Fund
American Century NVIT Multi Cap Value Fund
American Funds NVIT Asset Allocation Fund
American Funds NVIT Bond Fund
American Funds Global Growth Fund
American Funds NVIT Growth Fund
American Funds Growth-Income Fund
Federated NVIT High Income Bond Fund
Gartmore NVIT Developing Markets Fund
Gartmore NVIT Emerging Markets Fund
Gartmore NVIT Global Utilities Fund
Gartmore NVIT International Equity Fund
Gartmore NVIT Worldwide Leaders Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund
Neuberger Berman NVIT Socially Responsible Fund
NVIT Global Financial Services Fund
NVIT Health Sciences Fund
NVIT Technology and Communications Fund
NVIT Government Bond Fund
NVIT Growth Fund
NVIT Investor Destinations Aggressive Fund
NVIT Investor Destinations Conservative Fund
NVIT Investor Destinations Moderate Fund
NVIT Investor Destinations Moderately Aggressive Fund
NVIT Investor Destinations Moderately Conservative Fund
NVIT Investor Destinations Capital Appreciation Fund
NVIT Investor Destinations Balanced Fund
NVIT U.S. Growth Leaders Fund
NVIT Bond Index Fund
NVIT Cardinal Aggressive Fund
NVIT Cardinal Balanced Fund
NVIT Cardinal Capital Appreciation Fund
NVIT Cardinal Conservative Fund
NVIT Cardinal Moderate Fund
NVIT Cardinal Moderately Aggressive Fund
NVIT Cardinal Moderately Conservative Fund
NVIT Core Bond Fund
NVIT Core Plus Bond Fund
NVIT Enhanced Income Fund
NVIT International Index Fund
NVIT Mid Cap Index Fund
NVIT Money Market Fund


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NVIT Money Market Fund II
NVIT Nationwide Fund
NVIT Nationwide Leaders Fund
NVIT S&P 500 Index Fund
NVIT Short Term Bond Fund
NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager Large Cap Growth Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Value Growth Fund
NVIT Multi-Manager Mid Cap Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Small Cap Index Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund
NVIT Multi Sector Bond Fund
Oppenheimer NVIT Large Cap Growth Fund
Templeton NVIT International Value Fund
Van Kampen NVIT Comstock Value Fund
Van Kampen NVIT  Real Estate Fund




2. This rider shall become effective as of 12:01 a.m. on 03/15/2010 standard time.





By: /s/  Frank Scheckton
   -------------------------------
   (Authorized Representative)



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Insured Copy
234-63-40-01
Revised